UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

August 17, 2007

CEC ENTERTAINMENT, INC.

(Exact name of registrant as specified in charter)

Kansas	0-15782	48-0905805
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4441 West Airport Freeway

Irving, Texas 75062

(Address of principal executive offices and zip code)

(972) 258-8507

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 13, 2007, Mr. James Mabry, Vice President and Controller of CEC Entertainment, Inc. (the “Company”), is no longer employed by the Company.

The Company anticipates that Christopher D. Morris, Executive Vice President and Chief Financial Officer of the Company will, in addition to continuing as Chief Financial Officer, assume the responsibilities previously handled by Mr. Mabry on an interim basis. The Company is currently conducting a search for Mr. Mabry’s permanent replacement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEC ENTERTAINMENT, INC.

Date: August 17, 2007	By:	/s/Christopher D. Morris

Christopher D. Morris
Executive Vice President
Chief Financial Officer